INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 14, 2018 TO THE

PROSPECTUS DATED FEBRUARY 28, 2018, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Emerging Markets Infrastructure ETF (PXR)

Invesco FTSE RAFI Asia Pacific ex-Japan ETF (PAF)

Invesco Global Agriculture ETF (PAGG)

Invesco Global Gold and Precious Metals ETF (PSAU)

Invesco S&P 500 Value with Momentum ETF (SPVM)

(each, a “Fund” and collectively, the “Funds”)

At a meeting held on December 13, 2018, the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust II approved the termination and winding down of each Fund, with the liquidation payments to shareholders expected to take place on or about February 27, 2019.

After the close of business on February 12, 2019, the Funds no longer will accept creation orders. The last day of trading in each Fund on its respective exchange, the NYSE Arca, Inc., The Nasdaq Stock Market, or the Cboe BZX Exchange, Inc. (each an “Exchange”), will be February 20, 2019. Shareholders should be aware that while the Funds are preparing to liquidate, they will not be pursuing their stated investment objectives or engaging in any business activities except for the purposes of winding up their business and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders.

Shareholders may sell their holdings of each Fund on its respective Exchange until market close on February 20, 2019, and may incur typical transaction fees from their broker-dealer. The Funds’ shares will no longer trade on an Exchange after market close on February 20, 2019, and the shares will be subsequently delisted. Shareholders who do not sell their shares of a Fund before market close on February 20, 2019 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about February 27, 2019.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Funds’ distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

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